SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to 240.14a-12

VALIDIAN CORPORATION

(Name of Registrant as Specified In Its Charter)

____________________________N/A_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Aggregate number of securities to which transaction applies: ________________________

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Total fee paid: ______________________________________________________________

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VALIDIAN CORPORATION

To the Stockholders of Validian Corporation:

The Company’s 2004 Annual Meeting of Stockholders has been called for 3:00 PM EST on Friday, January 28, 2005, at Embassy Hotel and Suites, 25 Cartier Street, Ottawa, Ontario, Canada K2P 1J2.

You are requested to participate in person or by proxy by voting on the matters presented for action at the meeting as described in the attached Notice of Annual Meeting and Proxy Statement.  The Company’s business strategy and progress will be reviewed at the meeting.  Directors and officers will be participating and available to respond to stockholder inquiries.

The Company’s Annual Report for the year ended December 31, 2003, is enclosed as filed on Form 10-KSB with the Securities and Exchange Commission.  The report includes an overview of the Company’s business, an outline of risk factors, and “Management’s Discussion and Analysis or Plan of Operation.”  Such presentations discuss the Company’s business strategy and operations that are expected to underlie the Company’s prospects for growth and value.

We cordially invite you to attend the meeting.  Your support is important and we encourage you to vote “yes” on the agenda items.  Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided.  If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

Thank you for your time and consideration to respond to this request.

Sincerely,

/s/ Dr. André Maisonneuve

President, Chief Executive Officer and

Chairman of the Board of Directors

On Behalf of the Board of Directors

and Management of the Company

Enclosures

December 30, 2004

VALIDIAN CORPORATION

NOTICE OF THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON January 28, 2005

To the Stockholders of Validian Corporation:

We hereby give you notice that the 2004 Annual Meeting of Stockholders (the “Meeting”) of Validian Corporation, a Nevada corporation (the “Company”), will be held on Friday, January 28, 2005, at 3:00 PM EST at Embassy Hotel and Suites, 25 Cartier Street, Ottawa, Ontario, Canada K2P 1J2 for the purpose of considering and voting upon the following matters:

1.

To elect three (3) directors of the Company;

2.

To consider and vote upon a proposal to adopt the Company’s Amended and Restated Incentive Equity Plan;

3.

To consider and vote upon a proposal to adopt the Company’s 2004 Incentive Equity Plan;

4.

To consider and vote upon a proposal to amend the Company’s Restated Articles of Incorporation, to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), authorized for issuance from 50,000,000 to 100,000,000 and to increase the number of shares of the Company’s Preferred Stock, par value $0.001 per share (the “Preferred Stock”), authorized for issuance from 5,000,000 to 7,000,000.

5.

To consider and act upon a proposal to ratify the appointment of KPMG LLP as independent certified public accountants of the Company for 2004; and

6.

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Your board of directors recommends that you vote “FOR” the nominees to the board and the other proposals set before you.  We have fixed the close of business on December 28, 2004, as the record date for the Meeting, and only holders of Common Stock of record at that date are entitled to receive notice of, and to vote at the Meeting or any adjournment or postponement thereof.  At the record date, 30,231,624 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.  BY PROMPTLY RETURNING YOUR PROXY, YOU WILL SAVE THE EXPENSE INVOLVED WITH FURTHER COMMUNICATION.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dr. Andre Maisonneuve

Ottawa, Ontario, Canada

President, Chief Executive Officer and

December 30, 2004

Chairman of the Board of Directors

VALIDIAN CORPORATION

30 Metcalfe Street, Suite 620

Ottawa, Ontario, Canada K1P 5L4

(613) 230-7211

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 28, 2005

This Proxy Statement accompanies the Notice (the “Notice”) of the Annual Meeting of Stockholders of Validian Corporation, a Nevada corporation (the “Company”), and is furnished in connection with the solicitation by the board of directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) and at any and all adjournments or postponements of such Meeting.  The Meeting is to be held on January 28, 2005, at Embassy Hotel and Suites, 25 Cartier Street, Ottawa, Ontario, Canada K2P 2J1.  The record date for determining stockholders entitled to vote at the annual meeting is December 30, 2004.

The Company’s Annual Report for the year ended December 31, 2003 is being mailed to stockholders with the mailing of the Notice of Meeting and this Proxy Statement.  The Notice of Meeting, this Proxy Statement, the Annual Report, and the enclosed proxy are being first mailed or delivered to stockholders on or about December 28, 2004.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).  In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal communication by officers and other personnel of the Company.

At the Meeting, holders of the Common Stock will vote upon the proposals set forth in this Proxy Statement.  We have presented the following questions and answers section to provide you answers to commonly asked questions.

ABOUT THE MEETING

When and where is the Meeting?

Our annual meeting will take place on Friday January 28, 2005, at 3:00PM EST at Embassy Hotel and Suites, 25 Cartier Street, Ottawa, Ontario, Canada K2P 2J1.

What will be voted on at the Meeting?

Stockholders will vote upon the following matters: (1) the election of nominees to the board of directors; (2) the Company’s Amended and Restated Incentive Equity Plan; (3) the Company’s 2004 Incentive Equity Plan; (4) an amendment to the Company’s Restated Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance and to increase the number of shares of Preferred Stock authorized for issuance; (5) the ratification of the appointment of KPMG LLP as the independent certified public accountants of the Company; and (6) such other business as may properly come before the meeting or any adjournment or postponement thereof.

What information will I receive?

Copies of (a) our Annual Report on Form 10-KSB for the year ended December 31, 2003, (b) the Notice of Annual Meeting of Stockholders, (c) this Proxy Statement, and (d) the enclosed proxy card are being mailed or delivered in a single envelope to stockholders.

Who can attend the Meeting?

All holders of our Common Stock outstanding as of the record date, or their duly appointed proxies, may attend the Meeting.

If you hold your shares in “street name,” that is, through a broker of other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the Meeting.  You cannot vote these shares unless you also bring a broker issued proxy as discussed below.

Who can vote at the Meeting?

Only stockholders of record as of the close of business on December 28, 2004 (the “Record Date”) will be entitled to vote at the Meeting and any adjournment or postponement thereof. As of the Record Date, there were 30,231,624 shares of the Company’s Common Stock issued and outstanding.

How do I vote?

If you hold your shares as a stockholder of record, you can vote by proxy or in person at the Meeting. To vote by proxy you should mark, date, sign and mail the enclosed proxy card in the enclosed prepaid envelope.  The proxies identified on the back of the proxy card will vote the shares of which you are a stockholder of record in accordance with your instructions.  Giving a proxy will not affect your right to vote in person but by voting in person you automatically revoke your proxy.  You also may revoke your proxy at any time before the voting by giving the Secretary of the Company written notice of your revocation or by submitting a later-dated proxy.  If you execute, date and return your proxy, but do not mark your voting preference, the shares represented by proxy will be voted as recommended by the board of directors.  Thus, if no directions are given, the proxy will be voted FOR the proposals.

Many of our stockholders hold their stock in “street name.”  To hold shares in “street name” means that the shares are registered in the name of their broker, bank or other nominee rather in the stockholders own name.  The street name holder should provide to you, along with these proxy solicitation materials that we have provided to the street name holder, the street name holder’s own request for voting instructions.  By completing the voting instruction card, you may direct your street name holder how to vote your shares.  Alternatively, if you want to vote your street name shares at the Meeting, you must contact your broker directly in order to obtain a proxy card issued to you by your street name holder.  A broker letter that identifies you as a stockholder is not the same as a broker issued proxy.  If you hold your shares in street name and you fail to bring a broker issued proxy to the Meeting, you will not be able to vote your shares at the Meeting.

If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to certain matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum present at the Meeting.

How many votes can I cast?

Each stockholder of record as of the Record Date is entitled to one vote at the Meeting for each share of Common Stock held.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a proxy that you have executed bearing a later date.  If you hold your shares in street name and you would like to vote your shares at the Meeting, you will also need to bring with you a legal proxy from your broker.  The powers of the proxy holders will be suspended as to your shares if you attend the Meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

What happens if the annual meeting is postponed or adjourned?

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting.  However, proxies may be revoked or withdrawn in the manner we describe above prior to the reconvened Meeting even if they have been voted on the same or any other matter at the postponed Meeting.

What constitutes a quorum and how does it affect voting on the proposals?

Voting can take place at the Meeting only if stockholders owning a majority of the shares issued and outstanding and entitled to vote thereat, as of the Record Date are present in person or represented by proxy.  If you submit a valid proxy card or attend the Meeting, your shares will be counted to determine whether there is a quorum.  Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the Meeting to proceed.

What are the board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the board of directors.  The board’s recommendations are set forth below together with the description of the proposals in this proxy statement.  The board recommends a vote in favor of the election of three directors to serve one-year terms or until their successors are duly qualified and elected. The board of directors has unanimously nominated these persons for election as directors.  The board also recommends a vote in favor of our Amended and Restated Incentive Equity Plan and our 2004 Incentive Equity Plan.  The board also recommends a vote in favor of the amendment to our Restated Articles of Incorporation to increase the number of authorized shares of Common Stock and to increase the number of authorized shares of Preferred Stock.  Additionally, the board recommends a vote in favor of the ratification of KPMG LLP as our independent auditor for 2004.

With respect to any other matters that properly come before the Meeting, the proxy holders will vote as recommended by the board of directors, or, if no recommendation is given, in their own discretion.  The board of directors does not know of any other business to be presented at the Meeting.

How are abstentions and broker non-votes treated?

Brokers and other nominee holders holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.  “Broker non-votes” means those votes that could have been cast on the matter in question by brokers and other nominee holders with respect to uninstructed shares if the brokers and other nominee holders had received their customers’ instructions.  “Uninstructed shares” means those shares (i) held by a broker or other nominee who has not received instructions from its customers on the matters and (ii) the broker or other nominee has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that the nominee lacks voting authority.

The effect of broker non-votes and abstentions is described below in  “Proposal 1: Election of Directors”,  “Proposal 2: Approval of the Company’s Amended and Restated Incentive Equity Plan”, “Proposal 3:  Approval of the Company’s 2004 Incentive Equity Plan”, “Proposal 4:  Amendment to Restated Articles of Incorporation to Increase Authorized Shares”, and “Proposal 5:  Ratification of Auditors”.

Do stockholders have any appraisal rights?

No, stockholders do not have any appraisal rights with respect to the matters to be voted upon at the Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with our Amended By-Laws and Restated Articles of Incorporation, the directors are elected to one-year terms and hold office until their successors are duly elected and qualified.  Each of our three directors is nominated for election in 2005.  The following table presents information concerning our directors who are being nominated for terms expiring at the annual meeting of stockholders in 2005.

Nominees for Election

Dr. André Maisonneuve, 62, has been a Director, Chairman, President, and Chief Executive Officer since January 2002, and in addition to these positions was Chief Financial Officer and Secretary from January 2002 until February 2004.  Prior to this, he was Director, Executive Vice President and Secretary from July 2001 until January 2002.  He oversees key management and strategic decisions as well as marketing and sales activities, and interacts with major customers and suppliers to define the marketing and development strategies, focusing on customers’ requirements.  He has over 30 years of experience in launching and managing information technology companies, both private and public. Prior to joining our Company in 1999, from 1998 to 1999, he was Executive Vice President with Chataqua Inc., a computer based learning company.  From 1995 to 1998, he was Director General of CESAM, a multi media industry consortium.  From 1990 to 1995, he was Chairman of ADGA Inc., a software developer for computer based learning.  From 1987 to 1990, he was Chief Executive Officer of Telemus Electronics, a defense-electronics company selling core technology and products to the U.S. Navy and large defense contractors such as Lockheed Martin, Teledyne Technologies and Ericsson.  From 1985 to 1987, he was an Executive Vice President at ACDS, where he was instrumental in implementing an international distribution network for a publicly held spatial-database company, where customers included EDS, Atlanta Gas and IBM.  From 1970 to 1985, he founded and managed CEGIR, an international information-technology and management-consulting company with customers in 14 countries and links with the major international development banks.  He has a Ph.D. in Engineering and is a graduate of Harvard Graduate Business School.

Bruce I. Benn, 51, joined our Company in 1999 and has been a Director, Executive Vice President and Secretary since February 2004.  He oversees all aspects of corporate finance and has been principally responsible for arranging the $16 million of capital for the Company from 1999 to date.  Since 1989, he is the President, Director and co-founder of Capital House Corporation, a boutique investment bank that has provided and/or arranged early and mid stage venture capital and hands-on managerial assistance to a portfolio of leading technology software companies.  Mr. Benn was also a founder, Director and Officer of DevX Energy, Inc. from 1995 until it was sold to Comstock Resources Inc. in 2001 for over $120 million.  From 1980 to 1993, he was with Corporation House Ltd., where he was a Vice President and a Director from 1985 to 1993.  He is an attorney and holds a Masters of Law degree from the University of London, England, a Baccalaureate of Laws from the University of Ottawa, Canada, and a Bachelor of Arts in Economics from Carleton University in Ottawa, Canada.

Ronald I. Benn, 50, was appointed a Director, Chief Financial Officer and Treasurer in February 2004.  He is a co-founder, Officer and Director of Capital House Corporation since 1989.  He was recently Chief Financial Officer of Coast Software, a position he held since September 2000 and where he was directly involved in raising more than $7 million in capital.  Since 1995, he also has been a Director of Telemus Electronics.  From 1995 until 2000 he was Chief Financial Officer of DevX Energy, Inc., a former publicly traded company on the NASDAQ exchange.  He has 21 years’ experience in senior finance positions, having begun his career in 1980 with Clarkson Gordon (now Ernst & Young) in the audit department.  He holds a Chartered Accountant designation with the Institute of Chartered Accountants of Ontario (1982), and bachelor of commerce and bachelor of science degrees.  Ron Benn is the brother of Bruce Benn.

The affirmative vote of a plurality of the shares of Common Stock represented at the annual meeting will be required to elect each of these nominees.  Votes may be cast in favor of or withheld with respect to each nominee.  Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

For information relating to Common Stock owned by each of the directors see “Security Ownership of Certain Beneficial Owners and Management.”

The board of directors recommends a vote FOR the election of the nominees for directors named above.

PROPOSAL 2: APPROVAL OF THE

COMPANY’S AMENDED AND RESTATED INCENTIVE EQUITY PLAN

Our stockholders are being asked to approve the adoption of the Amended and Restated Incentive Equity Plan (the “Restated Plan”). The purpose of the Restated Plan is to attract and to retain the services of employees and consultants of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, or whether granted singly, or in combination, or in tandem, that will increase the interest of such persons in the Company’s welfare and success; furnish an incentive to such persons to continue their services for the Company; and provide a means through which the Company may attract able persons as employees and consultants.

On May 30, 2003, the board of directors adopted the Restated Plan, subject to stockholder approval.  Under the Restated Plan, we have granted options to purchase an aggregate of 3,912,302 shares of our Common Stock to certain employees and consultants.  Of the options to purchase 3,912,302 shares of our Common Stock granted, 1,005,000 were granted to our President, Chief Executive Officer and Chairman, Dr. André Maisonneuve, 1,005,000 were granted to our Vice President – Business Development, Tom Weishaar and 1,087,302 were granted to our Vice President – Sales, Steve Brown. These options entitle the holders to purchase shares of Common Stock at an exercise price of $0.33 per share.  The options vested immediately upon their issuance, and are generally exercisable until May 7, 2008, but are subject to stockholder approval of the Restated Plan.  As a result of Mr. Weishaar leaving the employ of the Company on November 30, 2004 his options will expire 120 days after November 30, 2004.

The Restated Plan must receive the affirmative vote of the holders of a majority of the shares having voting power present or represented in person or by proxy at the Meeting in order to be approved by our stockholders. An abstention will have the same effect as a negative vote on the proposal to approve the Restated Plan.  However, a broker non-vote will not be counted as represented at the Meeting because shares held by brokers will not be considered entitled to vote on this matter, and therefore, a broker non-vote will not have any effect on the outcome of the proposed Restated Plan.

The board of directors unanimously recommends a vote FOR the proposal to approve the Restated Plan. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

The following is a summary of the material provisions of the Restated Plan.  The summary is subject to the terms of the Restated Plan, a copy of which is attached as Appendix “A” to this proxy statement.

Administration and Eligibility

The Restated Plan is administered by the board of directors and by the compensation and stock option committee of the board of directors (the “Committee”).  Subject to the provisions of the Restated Plan, the Committee has the authority to determine and designate from time to time the eligible persons to whom awards will be granted and shall set forth in each related award agreement the award period, the date of grant, and such other terms, provisions, limitations, and performance requirements, as approved by the Committee.  The Committee shall interpret the Restated Plan, prescribe, amend, and rescind rules and regulations relating to the Restated Plan, and make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the Restated Plan.

Stock options or stock appreciation rights may be granted to persons who are, at the time of grant, officers of, employees of (including an employee who is a director), or consultants or advisors to, the Company.  However, incentive stock options may be granted only to employees.  As of December 15, 2004, approximately 18 employees and consultants were eligible to receive awards under the Restated Plan.

Number of Shares

The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the Restated Plan is three million, nine hundred twelve thousand, three hundred two (3,912,302) shares, plus, as set forth in Article 5 of the Restated Plan, any shares that are forfeited or exchanged, repurchased on the open market or surrendered as payment for the exercise price.  In the event of certain mergers, sales of assets, reorganizations, consolidations, recapitalizations, stock dividends or other changes in corporate structure affecting our Common Stock, the Committee must make an equitable substitution or adjustment in the aggregate number of shares reserved under the Restated Plan and in the number of shares exercisable under, and the exercise price of, outstanding options under the Restated Plan.  As of December 15, 2004, options to purchase a total 3,912,302 shares of our Common Stock had been granted under the Restated Plan.  The maximum number of shares of Common Stock with respect to all grants or awards, which may be granted to any one participant under the Restated Plan, is 1,500,000 per calendar year.

Awards

The Committee has authority to grant stock options and stock appreciation rights.  These awards can be granted to employees and consultants of the Company.  Each type of award is described herein.

Exercise Price and Terms of Stock Options

The Committee has the authority to grant incentive stock options and non-qualified stock options to employees and consultants of the Company.  The Committee, with respect to stock options, selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company’s capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) par value per share of the Common Stock for non-qualified options.  The option price may be paid in cash or Common Stock owned by the optionee as provided in the Restated Plan.  The Committee shall also determine the expiration of the option period within the requirements of the Restated Plan.  No stock options shall be exercisable later than 5 years after the date on which the option is granted.  Incentive stock options granted to a holder of more than 10% of the Company’s capital stock, shall terminate no later than five years after the date on which the option is granted.  In all cases, options shall be subject to earlier termination as provided in the Restated Plan.

Incentive stock options are nontransferable other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a non-qualified stock option to be granted to a participant to be on terms which permit transfer by such participant to certain recipients as provided in Section 17.7 of the Restated Plan.  The Committee has the authority under the Restated Plan to establish the option vesting schedule.  The Committee, in its sole discretion, may determine that an award will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Restated Plan.  If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the incentive may be exercised.

In the event that a holder of an award shall cease to serve as an employee or consultant of the Company, for any reason, such holder may only exercise the stock option as determined by the Committee and provided in the award agreement.

The Committee has authority, with the consent of the effected optionee, to cancel or amend any outstanding options under the Restated Plan and to grant substitution options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

Stock Appreciation Rights

The Committee may award stock appreciation rights (“SAR”) or the right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.  “SAR Price” means the fair market value of each share of Common Stock covered by a SAR, determined on the date of grant of the SAR.

A SAR shall entitle the holder at his or her election to surrender to the Company the SAR, or portion thereof, as the holder shall choose, and to receive from the Company in exchange therefore cash in an amount equal to the excess (if any) of the fair market value (as of the date of the exercise of the SAR) per share over the SAR price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered.  In the discretion of the Committee, the Company may satisfy its obligation upon exercise of a SAR by the distribution of the number of shares of Common Stock having an aggregate fair market value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the holder, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The Committee may, in its discretion, authorize all or a portion of a SAR to be granted to a participant to be on terms which permit transfer by such participant to certain recipients as provided in Section 17.7 of the Restated Plan.

Additional Rights in Certain Events

The Restated Plan provides for certain additional rights upon the occurrence of one or more events described in Article 14 of the Restated Plan.  Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any reorganization, merger, consolidation or share exchange, any award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the award would have been entitled.  Notwithstanding the foregoing, however, all such awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding awards.

In the event of any reorganization, merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding awards to be thereafter exercisable or such stock, securities, cash, or property in accordance with their terms.

Amendment and Termination

The board of directors may at any time modify or amend the Restated Plan in any respect, without the consent of the holders of any awards, provided that no amendment which requires stockholder approval in order for the Restated Plan and incentives awarded under the Restated Plan to continue to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards granted under the Restated Plan, notwithstanding any contrary provisions contained in any stock option agreement.  In the event of any such amendment to the Restated Plan, the holder of any award outstanding under the Restated Plan shall, upon request of the Committee and as a condition to the exercisability, execute a conforming amendment in the form prescribed by the Committee to any award agreement.

Unless sooner terminated by action of the board of directors, the Restated Plan will terminate on January 1, 2011, but awards granted before that date will continue to be effective in accordance with their terms and conditions.

Restated Plan Benefits

It is neither possible to state the individuals who will receive grants of awards under the Restated Plan in the future, nor the amount of awards that will be granted under the Restated Plan.  The following table sets forth information with respect to the stock options granted to the person or groups of persons, described below under the Restated Plan as of December 15, 2004. All dollar amounts are stated in U.S. Dollars.

Name and Position	Dollar Value (1)	Number of Stock Options, Granted Under the Restated Plan
Maisonneuve, André, Director, Chairman, President and Chief Executive Officer(2)	$623,100	1,005,000
Weishaar, Tom, Vice-President-Business Development (3)	$623,100	1,005,000
All current executive officers as a group	$1,246,200	2,010,000
All current directors who are not executive officers as a group	$0.00	0
All employees as a group (including all current officers who are not executive officers, but excluding executive officers)	$674,127.24	1,087,302

__________________________

(1)

Calculated based on $0.95 per share of Common Stock, the closing price to our Common Stock on December 31, 2003.

(2)

Became Director, Executive Vice-President and Secretary in July 2001.  In addition, Mr. Maisonneuve served as Chairman, President, Chief Executive Officer, and Chief Financial Officer from January 2002 to February 2004.

(3)

Commenced in October 2002 and left the employ of the Company on November 30, 2004.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Restated Plan and with respect to the sale of shares of Common Stock acquired under the Restated Plan.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences.  This discussion is based upon provisions of the Code, the Treasury Regulations, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Incentive Stock Options

In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option.  Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of shares of Common Stock acquired through the exercise of the option (“ISO Shares”).   However, when an incentive stock option is exercised and the fair market value of the ISO Shares exceeds the exercise price, then the excess will be a tax preference item for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

To the extent that the fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares of Common Stock over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options.

Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time they are sold.  If the participant sells ISO Shares after having owned such shares for at least two years from the date the option was granted (the “Grant Date”) and one year from the date the option was exercised (the “Exercise Date”), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the participant’s tax basis in the ISO Shares.  If the amount received is less than the participant’s tax basis in the ISO Shares, then the participant will recognize long-term capital loss equal to the excess of the participant’s tax basis over the sale price of the ISO Shares.  Long term gains are currently taxed at a maximum rate of 15% and short term gains are currently taxed as ordinary income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.

The Company will not be entitled to a tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of ISO Shares if the participant sells the ISO Shares after having owned such shares for at least two years from the Grant Date and one year from the Exercise Date.

If the participant sells ISO Shares for more than the fair market value of such shares on the exercise date prior to having owned such shares for at least two years from the Grant Date and one year from the Exercise Date (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income for the tax year in which the Disqualifying Disposition occurs in an amount equal to the difference between the fair market value (or, if less, the sales price) of the stock on the date of exercise and the exercise price.  The participant’s basis in the ISO Shares will be increased by an amount equal to the amount treated as ordinary compensation income due to such Disqualifying Disposition.  Any amount received in such Disqualifying Disposition over the participant’s increased basis in the ISO Shares is treated as capital gain to the participant.  This capital gain will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale.  If the price received for the ISO Shares is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary compensation income that the participant will recognize is the excess, if any, of the amount realized on the Disqualifying Disposition over the basis of the ISO Shares.

The Company will be entitled to a tax deduction in the amount of the ordinary compensation income realized by the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Non-qualified Stock Options

As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option as long as the exercise price per share at the date of the grant is at least equal to the fair market value of each share as of the date of grant.  Additionally, the Company will not be entitled to a tax deduction by reason of such grant.  Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired through the exercise of the option (“NSO Shares”) on the Exercise Date over the exercise price.  Upon such exercise of a non-qualified stock option, the Company may claim a tax deduction in the amount of the ordinary compensation income recognized by the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

With respect to any NSO Shares, a participant’s tax basis in the NSO Shares will be equal to the exercise price plus any income recognized upon the exercise of the option, or income recognized on the grant if it is granted at less than fair market value.  Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant’s tax basis in the NSO Shares.  This capital gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the participant has held the NSO Shares.  The capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.  Long term gains are currently taxed at a maximum rate of 15% and short term gains are currently taxed as ordinary income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.

Special Rule if Exercise Price is Paid For in Common Stock

If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of Common Stock and the transaction is not a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option, the number of shares of Common Stock received equal to the number of shares of Common Stock surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for the shares of Common Stock received will be equal to the participant’s tax basis and holding period for the shares of Common Stock surrendered.  The number of shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as ordinary compensation income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares of Common Stock will be equal to their fair market value on the Exercise Date, and the participant’s holding period for such shares will begin on the Exercise Date.

If the use of previously acquired shares of Common Stock to pay the exercise price of a non-qualified stock option constitutes a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option, the participant will have ordinary compensation income as a result of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares of Common Stock surrendered, determined at the time such shares of Common Stock were originally acquired on exercise of the incentive stock option, over the aggregate exercise price paid for such shares of Common Stock.  As discussed above, a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before having owned such shares for at least two years from the Grant Date and one year from the Exercise Date.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of Common Stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary compensation income recognized by the participant as a result of the Disqualifying Disposition.

Stock Appreciation Rights

A participant awarded a SAR in the past generally did not recognize income upon the award of such rights.  However, the American Jobs Creation Act of 2004 has broadly defined what constitutes deferred compensation so that SARs may be treated as a form of deferred compensation subject to the new requirements for any SARs granted on or after December 31, 2004.  This may result in the acceleration of the income inclusion to the time the SAR is granted.  How and when the income inclusion will be calculated for the participant will be determined when the regulations or other guidance interpreting new Code section 409A are issued.  Additional taxes may be due for the deferral of compensation and the computed interest on the compensation deferral.  Any cash or shares of Common Stock received pursuant to the terms of the appropriate rights will generally be treated as ordinary compensation income received by the participant in the year in which the participant receives such cash or shares of Common Stock, unless it was taxed in an earlier year.  In each case, the amount of ordinary compensation income will equal the excess of the amount of cash and the fair market value of the shares of Common Stock on the date the income is recognized, over the amount, if any, paid by the participant pursuant to the awarded rights or that was previously included in income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.  The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as ordinary compensation income to the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Federal Tax Withholding

 Any ordinary compensation income realized by a participant upon the exercise of a non-qualified stock option or upon receipt of cash or shares of Common Stock pursuant to stock appreciation rights is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of FICA and FUTA taxes.  To satisfy this federal income tax withholding requirement, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, the Company may withhold a portion of the cash or shares of Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the Common Stock.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Special Withholding Rules for Incentive Stock Options

According to Internal Revenue Service (“IRS”) Notice 2002-47, 2002-28 I.R.B. 97, the IRS’ current position is that it will not (1) assess FICA or FUTA taxes upon the exercise of an incentive stock option or the disposition of ISO Shares, and (2) will not treat the exercise of an incentive stock option, or the disposition of ISO Shares, as subject to federal income tax withholding.  For tax periods after December 31, 2004, FICA and FUTA taxes will not be assessed upon the exercise of an incentive stock option or the disposition of ISO shares under Code sections 3121(a)(22) and 3302(b)(19).  However, to the extent that a participant recognizes ordinary compensation income due to the sale of ISO Shares, the participant still must include compensation in income relating to the disposition of such shares.  In addition, the Company must report on Form W-2 any payment to an employee (or former employee) that is at least $600 in a calendar year, even if the payment is not subject to federal income tax withholding.

Other Tax Matters

If a participant’s rights under the Restated Plan are accelerated and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such participant may be included in determining whether such participant has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on the value of such accelerated rights, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

PROPOSAL 3: APPROVAL OF THE

COMPANY’S 2004 INCENTIVE EQUITY PLAN

Our stockholders are being asked to approve the adoption of the 2004 Incentive Equity Plan (the “2004 Plan”). The purpose of the 2004 Plan is to attract and to retain the services of employees and consultants of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock or whether granted singly, or in combination, or in tandem, that will increase the interest of such persons in the Company’s welfare and success; furnish an incentive to such persons to continue their services for the Company; and provide a means through which the Company may attract able persons as employees and consultants.  Only employees may receive incentive stock options.

On December 15, 2004, the board of directors adopted the 2004 Plan, subject to stockholder approval.  The 2004 Plan must receive the affirmative vote of the holders of a majority of the shares having voting power present or represented in person or by proxy at the Meeting in order to be approved by our stockholders. An abstention will have the same effect as a negative vote on the proposal to approve the 2004 Plan.  However, a broker non-vote will not be counted as represented at the Meeting because shares held by brokers will not be considered entitled to vote on this matter, and therefore, a broker non-vote will not have any effect on the outcome of the proposed 2004 Plan.

The board of directors unanimously recommends a vote FOR the proposal to approve the 2004 Plan. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

The following is a summary of the material provisions of the 2004 Plan.  The summary is subject to the terms of the 2004 Plan, a copy of which is attached as Appendix “B” to this proxy statement.

Administration and Eligibility

The 2004 Plan is administered by the board of directors and by the compensation and stock option committee of the board of directors (the “Committee”).  Subject to the provisions of the 2004 Plan, the Committee has the authority to determine and designate from time to time the eligible persons to whom awards will be granted and shall set forth in each related award agreement the award period, the date of grant, and such other terms, provisions, limitations, and performance requirements, as approved by the Committee.  The Committee shall interpret the 2004 Plan, prescribe, amend, and rescind rules and regulations relating to the 2004 Plan, and make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the 2004 Plan.

Stock options, restricted stock, or stock appreciation rights may be granted to persons who are, at the time of grant, officers of, employees of (including an employee who is a director), or consultants or advisors to, the Company.  However, incentive stock options may be granted only to employees.  As of December 15, 2004, approximately 16 employees and consultants were eligible to receive awards under the 2004 Plan.

Number of Shares

The maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2004 Plan is three million, eighty seven thousand, six hundred ninety-eight (3,087,698) shares, plus, as set forth in Article 5 of the 2004 Plan, any shares that are forfeited or exchanged, repurchased on the open market or surrendered as payment for the exercise price.  In the event of certain mergers, sales of assets, reorganizations, consolidations, recapitalizations, stock dividends or other changes in corporate structure affecting our Common Stock, the Committee must make an equitable substitution or adjustment in the aggregate number of shares reserved under the 2004 Plan and in the number of shares exercisable under, and the exercise price of, outstanding options under the 2004 Plan.  The maximum number of shares of Common Stock with respect to all grants or awards, which may be granted to any one participant under the 2004 Plan, is 1,500,000 per calendar year.  The maximum number of shares of common stock that may be delivered pursuant to incentive stock options under the 2004 Plan is two million (2,000,000) shares.

Awards

The Committee has authority to grant stock options and stock appreciation rights.  These awards can be granted to employees and consultants of the Company.  Each type of award is described herein.

Exercise Price and Terms of Stock Options

The Committee has the authority to grant incentive stock options and non-qualified stock options to employees and consultants of the Company.  The Committee, with respect to stock options, selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company’s capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) par value per share of the Common Stock for non-qualified options.  The option price may be paid in cash or Common Stock owned by the optionee as provided in the 2004 Plan.  The Committee shall also determine the expiration of the option period within the requirements of the 2004 Plan.  No stock options shall be exercisable later than 5 years after the date on which the option is granted.  Incentive stock options granted to a holder of more than 10% of the Company’s capital stock, shall terminate no later than five years after the date on which the option is granted.  In all cases, options shall be subject to earlier termination as provided in the 2004 Plan.

Incentive stock options are nontransferable other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a non-qualified stock option to be granted to a participant to be on terms which permit transfer by such participant to certain recipients as provided in Section 17.7 of the 2004 Plan.  The Committee has the authority under the 2004 Plan to establish the option vesting schedule.  The Committee, in its sole discretion, may determine that an award will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2004 Plan.  If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the incentive may be exercised.

In the event that a holder of an award shall cease to serve as an employee or consultant of the Company, for any reason, such holder may only exercise the stock option as determined by the Committee and provided in the award agreement.

The Committee has authority, with the consent of the effected optionee, to cancel or amend any outstanding options under the 2004 Plan and to grant substitution options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

Restricted Stock

The Committee may award restricted stock grants (“Restricted Stock”) which only provides for receipt of shares of Common Stock, when such grants vest.  A Restricted Stock award only results in the issuance of shares after the right to such shares under the award vest for the individual.  The Committee may, in its discretion, authorize all or a portion of a restricted stock grant to be granted to a participant on terms which permit transfer by such participant as provided in Section 17.7 of the Plan.

Stock Appreciation Rights

The Committee may award stock appreciation rights (“SAR”) or the right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.  “SAR Price” means the fair market value of each share of Common Stock covered by a SAR, determined on the date of grant of the SAR.

A SAR shall entitle the holder at his or her election to surrender to the Company the SAR, or portion thereof, as the holder shall choose, and to receive from the Company in exchange therefore cash in an amount equal to the excess (if any) of the fair market value (as of the date of the exercise of the SAR) per share over the SAR price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered.  In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of the number of shares of Common Stock having an aggregate fair market value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the holder, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The Committee may, in its discretion, authorize all or a portion of a SAR to be granted to a participant to be on terms which permit transfer by such participant to certain recipients as provided in Section 17.7 of the 2004 Plan.

Additional Rights in Certain Events

The 2004 Plan provides for certain additional rights upon the occurrence of one or more events described in Article 14 of the 2004 Plan.  Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any reorganization, merger, consolidation or share exchange, any award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the award would have been entitled.  Notwithstanding the foregoing, however, all such awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding awards.

In the event of any reorganization, merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding awards to be thereafter exercisable or such stock, securities, cash, or property in accordance with their terms.

Amendment and Termination

The board of directors may at any time modify or amend the 2004 Plan in any respect, without the consent of the holders of any awards, provided that no amendment which requires stockholder approval in order for the 2004 Plan and incentives awarded under the 2004 Plan to continue to comply with Section 162(m) or 409A, to the extent applicable, of the Internal Revenue Code of 1986, as amended (the “Code”), including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards granted under the 2004 Plan, notwithstanding any contrary provisions contained in any stock option agreement.  In the event of any such amendment to the 2004 Plan, the holder of any award outstanding under the 2004 Plan shall, upon request of the Committee and as a condition to the exercisability, execute a conforming amendment in the form prescribed by the Committee to any award agreement.

Unless sooner terminated by action of the board of directors, the 2004 Plan will terminate on January 1, 2011, but awards granted before that date will continue to be effective in accordance with their terms and conditions.

2004 Plan Benefits

It is neither possible to state the individuals who will receive grants of awards under the 2004 Plan in the future, nor the amount of awards that will be granted under the 2004 Plan.  As of December 15, 2004, no options have been granted under the 2004 Plan.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 Plan and with respect to the sale of shares of Common Stock acquired under the 2004 Plan.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences.  This discussion is based upon provisions of the Code, the Treasury Regulations, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Incentive Stock Options

In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option.  Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of shares of Common Stock acquired through the exercise of the option (“ISO Shares”).   However, when an incentive stock option is exercised and the fair market value of the ISO Shares exceeds the exercise price, then the excess will be a tax preference item for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

To the extent that the fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares of Common Stock over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options.

Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time they are sold.  If the participant sells ISO Shares after having owned such shares for at least two years from the date the option was granted (the “Grant Date”) and one year from the date the option was exercised (the “Exercise Date”), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the participant’s tax basis in the ISO Shares.  If the amount received is less than the participant’s tax basis in the ISO Shares, then the participant will recognize long-term capital loss equal to the excess of the participant’s tax basis over the sale price of the ISO Shares.  Long term gains are currently taxed at a maximum rate of 15% and short term gains are currently taxed as ordinary income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.

The Company will not be entitled to a tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of ISO Shares if the participant sells the ISO Shares after having owned such shares for at least two years from the Grant Date and one year from the Exercise Date.

If the participant sells ISO Shares for more than the fair market value of such shares on the exercise date prior to having owned such shares for at least two years from the Grant Date and one year from the Exercise Date (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income for the tax year in which the Disqualifying Disposition occurs in an amount equal to the difference between the fair market value (or, if less, the sales price) of the stock on the date of exercise and the exercise price.  The participant’s basis in the ISO Shares will be increased by an amount equal to the amount treated as ordinary compensation income due to such Disqualifying Disposition.  Any amount received in such Disqualifying Disposition over the participant’s increased basis in the ISO Shares is treated as capital gain to the participant.  This capital gain will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale.  If the price received for the ISO Shares is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary compensation income that the participant will recognize is the excess, if any, of the amount realized on the Disqualifying Disposition over the basis of the ISO Shares.

The Company will be entitled to a tax deduction in the amount of the ordinary compensation income realized by the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Non-qualified Stock Options

As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option as long as the exercise price per share at the date of the grant is at least equal to the fair market value of each share as of the date of the grant.  Additionally, the Company will not be entitled to a tax deduction by reason of such grant.  Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired through the exercise of the option (“NSO Shares”) on the Exercise Date over the exercise price.  Upon such exercise of a non-qualified stock option, the Company may claim a tax deduction in the amount of the ordinary compensation income recognized by the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

With respect to any NSO Shares, a participant’s tax basis in the NSO Shares will be equal to the exercise price plus any income recognized upon the exercise of the option or income recognized on the grant if it is granted at less than the fair market value.  Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant’s tax basis in the NSO Shares.  This capital gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the participant has held the NSO Shares.  The capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.  Long term gains are currently taxed at a maximum rate of 15% and short term gains are currently taxed as ordinary income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.

Special Rule if Exercise Price is Paid For in Common Stock

If a participant pays the exercise price of a non-qualified stock option with previously-owned shares of Common Stock and the transaction is not a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option, the number of shares of Common Stock received equal to the number of shares of Common Stock surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for the shares of Common Stock received will be equal to the participant’s tax basis and holding period for the shares of  Common Stock surrendered.  The number of shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as ordinary compensation income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares of Common Stock will be equal to their fair market value on the Exercise Date, and the participant’s holding period for such shares will begin on the Exercise Date.

If the use of previously acquired shares of Common Stock to pay the exercise price of a non-qualified stock option constitutes a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option, the participant will have ordinary compensation income as a result of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares of Common Stock surrendered, determined at the time such shares of Common Stock were originally acquired on exercise of the incentive stock option, over the aggregate exercise price paid for such shares of Common Stock.  As discussed above, a Disqualifying Disposition of shares of Common Stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before having owned such shares for at least two years from the Grant Date and one year from the Exercise Date.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of Common Stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary compensation income recognized by the participant as a result of the Disqualifying Disposition.

Stock Appreciation Rights

A participant awarded a SAR in the past generally did not recognize income upon the award of such rights.  However, the American Jobs Creation Act of 2004 has broadly defined what constitutes deferred compensation so that SARs may be treated as a form of deferred compensation subject to the new requirements for any SARs granted on or after December 31, 2004.  This may result in the acceleration of the income inclusion to the time the SAR is granted.  How and when the income inclusion will be calculated for the participant will be determined when the regulations or other guidance interpreting new Code section 409A are issued.  Additional taxes may be due for the deferral of compensation and the computed interest on the compensation deferral.  Any cash or shares of Common Stock received pursuant to the terms of the appropriate rights will generally be treated as ordinary compensation income received by the participant in the year in which the participant receives such cash or shares of Common Stock.  In each case, the amount of ordinary compensation income will equal the excess of the amount of cash and the fair market value of the shares of Common Stock on the date the income is recognized, over the amount, if any, paid by the participant pursuant to the awarded rights or that was previously included in income.  Ordinary income is currently taxed at six rates, depending upon a taxpayer’s income level.  The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as ordinary compensation income to the participant provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Federal Tax Withholding

 Any ordinary compensation income realized by a participant upon the exercise of a non-qualified stock option or upon receipt of cash or shares of Common Stock pursuant to stock appreciation rights is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of FICA and FUTA taxes.  To satisfy this federal income tax withholding requirement, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, the Company may withhold a portion of the cash or shares of Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the Common Stock.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Special Withholding Rules for Incentive Stock Options

According to Internal Revenue Service (“IRS”) Notice 2002-47, 2002-28 I.R.B. 97, the IRS’ current position is that it will not (1) assess FICA or FUTA taxes upon the exercise of an incentive stock option or the disposition of ISO Shares, and (2) will not treat the exercise of an incentive stock option, or the disposition of ISO Shares, as subject to federal income tax withholding.  For tax periods after December 31, 2004, FICA and FUTA taxes will not be assessed upon the exercise of an incentive stock option or the disposition of ISO shares under Code Sections 3121(a)(22) and 3302(b)(19).  However, to the extent that a participant recognizes ordinary compensation income due to the sale of ISO Shares, the participant still must include compensation in income relating to the disposition of such shares.  In addition, the Company must report on Form W-2 any payment to an employee (or former employee) that is at least $600 in a calendar year, even if the payment is not subject to federal income tax withholding.

Restricted Stock

Restricted Stock grants exercisable solely for stock.  Restricted Stock grants will generally become taxable when the shares vest to the extent they are vested, unless the participant elects to include the value of the grant in their income within 30 days of the date of the grant under Code Section 83(b).  The fair market value of the vested shares would be includible in income.

Federal Tax Withholding

The income inclusion will be taxable to the individual and would be subject to FICA, FUTA and income taxes.  The employer is obligated to withhold income taxes on such income under Code Section 3401.

Other Tax Matters

If a participant’s rights under the 2004 Plan are accelerated and the participant is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such participant may be included in determining whether such participant has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on the value of such accelerated rights, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

PROPOSAL 4: AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED SHARES

General

Our Restated Articles of Incorporation (the “Charter”), as currently in effect, provide that the total number of shares of capital stock that we are authorized to issue is 55,000,000, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.  On December 15, 2004, subject to approval by our stockholders, our board of directors approved an amendment to the Charter to increase the number of shares of capital stock that we are authorized to issue to 107,000,000, consisting of 100,000,000 shares of Common Stock and 7,000,000 shares of Preferred Stock (the “Amendment”).

Description of Securities

Common Stock

Holders of our Common Stock are entitled to dividends, if any, as our board of directors may declare from time to time from legally available funds, subject to the preferential rights of the holders of any shares of our Preferred Stock that we may issue in the future.  Except as otherwise required by law, the holders of our Common Stock are entitled to one vote per share on any matter to be voted upon by stockholders.  Our bylaws require that a majority of our issued and outstanding shares need be represented, in person or by proxy, to constitute a quorum and to transact business at a stockholders’ meeting.

Our Charter denies cumulative voting rights in connection with the election of directors.  Accordingly, directors will be elected by a plurality of the shares voting once a quorum is present.  Our Charter denies preemptive rights to all holders of Common Stock to subscribe for, purchase or acquire additional shares of capital stock issued in the future.

Upon our voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of our affairs, the holders of our Common Stock are entitled to share, on a pro rata basis, all assets remaining after payment to creditors and subject to prior distribution rights, if any, on shares of Preferred Stock that we may issue in the future.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

Under our Charter, our board of directors, without further action by our stockholders, is authorized to issue shares of Preferred Stock in one or more series.  The board of directors may designate the preferred shares as to series, preferences, limitations and other provisions as the board of directors may designate from time to time.  The Preferred Stock could have voting or conversion rights that could adversely affect the voting power or other rights of holders of our Common Stock.

Anti-Takeover Provisions of our Restated Articles of Incorporation, Bylaws and Nevada Law

Provisions with Anti-Takeover Implications

A number of provisions of our Charter and bylaws concern how we are governed and your rights as stockholders.  Under our Charter, our board of directors may issue Preferred Stock and set the voting rights, conversion rights, preferences, and other terms of the Preferred Stock.  These provisions and certain provisions of Nevada law could be deemed to discourage takeover attempts not first approved by our board of directors, including takeovers which may be considered by some stockholders to be in their best interests.  Any discouraging effect upon takeover attempts could potentially depress the market price of our Common Stock or cause temporary fluctuations in the market price of the Common Stock that otherwise could result from actual or rumored takeover attempts.  These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control by stockholders, even if such removal or assumption would be beneficial to our stockholders.  These provisions could also discourage or make more difficult a merger, tender offer,  proxy contest or other takeover attempt, even if they could be favorable to the interests of our stockholders, and could potentially depress the market price of our Common Stock.

Special Meetings of Stockholders

Our bylaws provide that special meetings of our stockholders may be called by our president, by a majority of our board of directors or upon the written request of the holders of a majority of the then outstanding Common Stock entitled to vote at the meeting.

Stockholder Action by Written Consent

Our bylaws provide that whenever a vote of our stockholders is required or permitted to be taken to authorize or approve any action, other than the election of directors, such action may be taken without a stockholders’ meeting if approved by written consent of the holders of at least a majority of the voting power of the stockholders, except where a greater proportion of voting power is required, in which case such greater proportion of written consents by the stockholders will be required.  Our bylaws also provide that the bylaw provision allowing stockholder action by written consent will not supersede any specific provision relating to action by written consent of stockholders under Nevada law.  Nevada law provides that, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent approving the action is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for the approval of an action at a stockholders’ meeting, then that proportion of written consents is required.

Amendments to Bylaws

Our Charter and bylaws provide that our bylaws may be altered, amended or repealed by our board of directors or by the affirmative vote of the holders of a majority of our capital stock entitled to vote at any meeting of stockholders.

Nevada Law

Nevada’s statutes governing business combinations with interested stockholders and acquisitions of control shares may prohibit or delay mergers or other takeover or change in control attempts.  This could discourage attempts to acquire us.

The statutes governing business combinations with interested stockholders prohibit an applicable Nevada corporation from entering into specified business combinations with an interested stockholder and its affiliates and associates for a period of three years after the date of the transaction in which the person became an interested stockholder.  Business combinations may be completed prior to the expiration of the three-year period only if the business combination was approved prior to the time the interested stockholder attained such status, or if the interested stockholder attained such status with the approval of the board of directors.  Under Nevada law, a business combination encompasses a wide variety of transactions with or caused by an interested stockholder or its affiliates or associates, including mergers, asset sales, and other transactions in which an interested stockholder receives or could receive a financial benefit.  An interested stockholder means the beneficial owner of 10% or more of the voting shares of a corporation or one of its affiliates or associates.  The Nevada statutes governing business combinations with interested stockholders may have an anti-takeover effect for transactions not approved in advance by our board of directors, including discouraging takeover attempts that might result in a premium over the market price for the shares of our Common Stock.

Nevada’s statutes governing acquisitions of control shares prohibit a stockholder, under certain circumstances, from voting shares of a corporation’s stock after crossing certain threshold ownership percentages, unless the stockholder obtains the approval of the target corporation’s disinterested stockholders.  Once a stockholder crosses one of these thresholds, those shares acquired within 90 days become control shares and are deprived of the right to vote until disinterested stockholders restore the right.  If the voting rights are restored and the stockholder has a majority or more of all voting power, any stockholder who did not vote in favor of authorizing voting rights is entitled to demand fair value for its shares.  These statutes apply only to Nevada corporations doing business in the state and that have at least 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada.

Reasons for Amendment

As of December 15, 2004 we had 30,231,624 shares of Common Stock outstanding.  In addition, we have reserved 3,912,302 shares of Common Stock issuable upon the exercise of stock options that have been granted, 3,000,000 shares of Common Stock issuable upon the exercise of stock options that may be granted under our 2004 Plan in the future, 13,115,833 shares of Common Stock issuable upon the exercise of outstanding warrants and approximately 1,900,800 shares of Common Stock issuable upon the exercise of outstanding convertible debentures, as we more fully describe below.  If all reserved shares were issued we would have 52,248,257 shares of Common Stock outstanding.  We currently have no shares of Preferred Stock outstanding.

In connection with various financing transactions, debt repayment transactions and consulting transactions, we have issued warrants for the purchase of our Common Stock.  As of December 15, 2004, warrants for the purchase of an aggregate of 13,115,833 shares of Common Stock were outstanding.

As of December 15, 2004, we had issued an aggregate of $980,000 in 4% senior subordinated debentures, which mature on December 31, 2005 and are initially convertible at a ratio of one share of Common Stock for each $0.50 of debt converted.  If the aggregate amount of debentures, including accrued interest, are converted on the maturity date, we would be required to issue a total of approximately 1,900,800 shares of Common Stock to the holders of the debentures.

In addition, pursuant to our Restated Plan we have issued options to certain employees and consultants.  As of December 15, 2004, options for the purchase of an aggregate of 3,912,302 shares of Common Stock were outstanding.

While it may dilute the ownership interests of existing stockholders, the board of directors may find it advisable at some point for the Company to issue additional shares of Common Stock, securities that are convertible into shares of Common Stock such as convertible debt, convertible Preferred Stock and warrants to purchase Common Stock, and additional stock options pursuant to either the Restated Plan or the 2004 Plan. Situations that could give rise to the need to issue, or reserve for issue, additional equity securities include refinancing of existing debt obligations, the need for additional working capital or capital to fund the expansion of our business, and the acquisition of other businesses or assets.  The board of directors does not currently have any plans to authorize the issuance of any such securities beyond the amounts currently authorized.  However, we believe it is prudent business practice to provide the flexibility to do so if and when the board of directors deems it advisable.

Form of Amendment

If the Amendment is approved, the first sentence of Article IV of the Charter would be amended to read as follows:

The Corporation is authorized to issue a total of 107,000,000 shares consisting of 7,000,000 shares of Preferred Stock having a par value of $.001 per share (hereinafter the “Preferred Stock”), and 100,000,000 shares of Common Stock, par value $.001 per share (hereinafter the “Common Stock”).

Approval

Stockholders holding shares in the Company entitling them to exercise at least a majority of the voting power must vote in person or by proxy in favor of the Amendment in order to be approved by our stockholders.  An abstention will have the same effect as a negative vote on the proposal.  In addition, a broker non-vote will not be counted as an affirmative vote or a negative vote because shares held by brokers will not be considered entitled to vote on this matter, and therefore a broker non-vote will have the same effect as a negative vote on the proposal.

The board of directors recommends a vote FOR the approval of the Amendment.

PROPOSAL 5: RATIFICATION OF AUDITORS

The Company’s board of directors has appointed KPMG LLP (“KPMG”) to act as independent certified public accountants of the Company for the 2004 fiscal year.  Stockholders are being asked to ratify this appointment.  KPMG served as our independent auditors for the fiscal year ended December 31, 2003.

KPMG has informed us that they are independent with respect to our Company within the meaning of the applicable published rules and regulations of the Securities and Exchange Commission, the pronouncements of the Independence Standards Board, and Rule 101 of the American Institute of Certified Public Accountants’ Code of Professional Conduct, including its interpretations and rulings.

Representatives of KPMG are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The ratification of the appointment of KPMG must receive the affirmative vote of the holders of a majority of the shares having voting power present or represented in person or by proxy at the Meeting in order to be approved by our stockholders.  Brokers have discretionary authority to vote on behalf of their customers regarding the proposed ratification, and therefore broker non-votes will have no effect on the outcome of the proposed ratification.  However, an abstention will have the same effect as a negative vote on the proposed ratification.

The board of directors recommends a vote FOR the proposal to ratify the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2004.

A proposal to ratify this appointment is being presented to the stockholders at the Meeting because the board of directors believes that it is a good corporate practice to seek stockholder ratification of the selection of independent auditors.  If the appointment of KPMG is not ratified, the board of directors will evaluate the basis for the stockholders’ vote when evaluating whether to renew the firm’s engagement.

The following table sets out fees billed by KPMG for audit and related services for each of the previous two fiscal years:

Description of services	Fees billed for 2003 fiscal year	Fees billed for 2002 fiscal year
Audit fees	$32,178	$14,347

We do not currently have an audit committee; however it is our policy to have all audit and audit-related fees pre-approved by the board of directors.  All of the above fees were pre-approved by the board of directors.

Audit-related fees were incurred in relation to our quarterly reports on Form 10-QSB.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 15, 2004, with respect to any person known by us to own beneficially more than 5% of our Common Stock, Common Stock beneficially owned by each of our officers named in “Executive Compensation,” and each of our directors, and the amount of Common Stock beneficially owned by our officers and directors as a group.

Approximate Percent

Name & Address of

  Number of Shares

  of Common Stock

  Beneficial Owner

Beneficially Owned

Outstanding  (1)

Bruce Benn* (2) (7)

3,080,000

10.19%

Waycross Corp.  (3)

3,400,000

11.3%

29 Rue des Deux Communes

1226 Thonex-Geneva

Switzerland

Valdosta Corp. (2)

3,400,000

11.3%

P.O. Box 30592

Cayside, 2nd Floor, Harbour Drive

Georgetown, Grand Cayman

Cayman Islands, BWI

Echo Technologies S.A. (4)

2,183,788

6.9%

Rte. de St. Cergue

297-1260 Nyon-Switzerland

Henrik Olsen*(4)

2,183,788

6.9%

André Maisonneuve* (5)

1,662,500

5.4%

Tom Weishaar* (6)

1,005,000

3.2%

Ron Benn* (7)

575,500

1.9%

All Executive Officers and Directors

As a Group

9,594,090 (8)

28.2%

* Executive Officer and/or a Director.

(1)

Based upon 30,231,624 shares of Common Stock issued and outstanding as of December 15, 2004 and includes for each person the shares issuable upon exercise of the options and warrants owned by them.

(2)

Valdosta Corp. is a portfolio management corporation incorporated under the laws of the Cayman Islands. Bruce Benn has a beneficial interest in 2,650,000 of the shares owned of record by Valdosta Corporation. Accordingly, 2,650,000 shares of the 3,400,000 shares owned of record by Valdosta Corporation have been included as beneficially owned by him.

(3)

Waycross Corp. is a portfolio management corporation incorporated under the laws of the Cayman Islands.

(4)

Echo Technologies S.A. is a technology company incorporated under the laws of Switzerland. Includes 548,788 shares of Common Stock and 1,635,000 shares of Common Stock issuable upon exercise of warrants owned by Echo Technologies S.A. Henrik Olsen has a beneficial interest in a portion of the shares of Echo Technologies S.A. Accordingly, the 548,788 shares and 1,635,000 warrants owned of record by Echo Technologies S.A. have been included as beneficially owned by him.

(5)

Includes 1,525,000 shares of Common Stock issuable to André Maisonneuve upon exercise of the options and warrants owned by him.

(6)

Includes 1,005,000 shares of Common Stock issuable to Tom Weishaar upon exercise of the options owned by him.

(7)

Includes 400,000 shares of Common Stock issuable to Capital House Corporation, a Canadian corporation, upon exercise of the warrants owned by it. Bruce Benn and Ron Benn each has a beneficial interest in the shares of Capital House Corporation. Accordingly, the 400,000 shares of Common Stock issuable to Capital House Corporation upon the exercise of the warrants owned by it have been included as beneficially owned by each of Bruce Benn and Ron Benn.  Bruce Benn and Ron Benn are brothers.

(8)

Includes (a) 2,650,000 shares owned of record by Valdosta Corporation, (b) 400,000 shares of Common Stock issuable pursuant to warrants held of record by Capital House Corporation, and (c) 300,000 shares issuable upon exercise of warrants held directly by Bruce Benn.  See footnotes (2) and (7).

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Information regarding the Company’s directors and executive officers is set forth below.  The executive officers of the Company are elected by the board of directors.

Name

Age

Position

Dr. André Maisonneuve

62

Director, Chairman, President and

Chief Executive Officer

André Maisonneuve has been a Director, Chairman, President, and Chief Executive Officer since January 2002, and in addition to these positions was Chief Financial Officer and Secretary from January 2002 until February 2004.  Prior to this, he was Director, Executive Vice President and Secretary from July 2001 until January 2002.  He oversees key management and strategic decisions as well as marketing and sales activities, and interacts with major customers and suppliers to define the marketing and development strategies, focusing on customers’ requirements.  He has over 30 years of experience in launching and managing information technology companies, both private and public.  Prior to joining our Company in 1999, from 1998 to 1999, he was Executive Vice President with Chataqua Inc., a computer based learning company.  From 1995 to 1998, he was Director General of CESAM, a multi media industry consortium.  From 1990 to 1995, he was Chairman of ADGA Inc., a software developer for computer based learning.  From 1987 to 1990, he was Chief Executive Officer of Telemus Electronics, a defense-electronics company selling core technology and products to the U.S. Navy and large defense contractors such as Lockheed Martin, Teledyne Technologies and Ericsson.  From 1985 to 1987, he was an Executive Vice President at ACDS, where he was instrumental in implementing an international distribution network for a publicly held spatial-database company, where customers included EDS, Atlanta Gas and IBM.  From 1970 to 1985, he founded and managed CEGIR, an international information-technology and management-consulting company with customers in 14 countries and links with the major international development banks.  He has a Ph.D. in Engineering and is a graduate of Harvard Graduate Business School.

Name

Age

Position

Bruce I. Benn

51

Director, Executive Vice President and Secretary

Bruce Benn joined our Company in 1999 and has been a Director, Executive Vice President and Secretary since February 2004.  He oversees all aspects of corporate finance and has been principally responsible for arranging the $16 million of capital for the Company from 1999 to date.  Since 1989, he is the President, Director and co-founder of Capital House Corporation, a boutique investment bank that has provided and/or arranged early and mid stage venture capital and hands-on managerial assistance to a portfolio of leading technology software companies.  Mr. Benn was also a founder, Director and Officer of DevX Energy, Inc. from 1995 until it was sold to Comstock Resources Inc. in 2001 for over $120 million. From 1980 to 1993, he was with Corporation House Ltd., where he was a Vice President and a Director from 1985 to 1993.  He is an attorney and holds a Masters of Law degree from the University of London, England, a Baccalaureate of Laws from the University of Ottawa, Canada, and a Bachelor of Arts in Economics from Carleton University in Ottawa, Canada.

Name

Age

Position

Ronald I. Benn

50

Director, Chief Financial Officer and Treasurer

Ron Benn was appointed a Director, Chief Financial Officer and Treasurer in February 2004.  He is a co-founder, Officer and Director of Capital House Corporation since 1989.  He was recently Chief Financial Officer of Coast Software, a position he held since September 2000 and where he was directly involved in raising more than $7 million in capital.  Since 1995, he also has been a Director of Telemus Electronics.  From 1995 until 2000 he was Chief Financial Officer of DevX Energy, Inc., a former publicly traded company on the NASDAQ exchange.  He has 21 years’ experience in senior finance positions, having begun his career in 1980 with Clarkson Gordon (now Ernst & Young) in the audit department.  He holds a Chartered Accountant designation with the Institute of Chartered Accountants of Ontario (1982), and bachelor of commerce and bachelor of science degrees.  Ron Benn is the brother of Bruce Benn.

Name

Age

Position

Henrik Olsen

43

Chief Technology Officer

Henrik Olsen joined our Company in 2000 and is our Chief Technology Officer and the main architect of our technology and intellectual property.  He has 15 years experience in project management and system design in the IT industry.  He has designed and implemented many sophisticated applications, including a private trading platform for the Japanese warrant market and a dynamic charting and statistics supply chain management system.  He managed the Swiss nodes of data network for Telecom Italia and implemented a number of LAN/WAN networks for large customers.  He has a B.Sc. from the University of Geneva.

Name

Age

Position

Steve Brown

47

Vice President, Sales

Steve Brown joined our Company in 2002 and is our Vice President of Sales, overseeing the sales team and the development and operation of channel sales, and direct sales for reference accounts.  He has over 20 years sales and sales management experience with Xerox, Canon, Sterling Software, and JetForm Corporation (acquired by Adobe Software).  His experience includes Director and V.P. Sales roles for a North American security infrastructure software developer, KyberPass Corporation, where he was responsible for the design, execution and management of the sales model for Fortune 100 companies, Government, OEM/ASPs and Tier 1 Systems Integrators.  He has a B.Comm. (Honours) from Queens University.

Each of our directors and officers serves a term of one year or until his successor is appointed and qualified.

Stock Option Plans

The following table sets forth details regarding our Common Stock authorized for issuance under equity compensation plans as at December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders *	3,912,302	$0.33	1,087,698
Total	3,912,302	$0.33	1,087,698

*  Stockholder approval of our Restated Plan is being sought at the upcoming Meeting to which this proxy statement relates.

We have granted options to purchase an aggregate of 3,912,302 shares of our Common Stock to certain employees and consultants pursuant to our Restated Plan.  These options entitle the holders to purchase shares of Common Stock at an exercise price of $0.33 per share.  The options vested immediately upon their issuance, and are exercisable until May 7, 2008.  The Restated Plan authorizes a committee of our board of directors, which administers the plan, to grant stock options and stock appreciation rights to our employees and consultants.  On December 15, 2004, the number of shares of Common Stock reserved for issuance under the terms of the Restated Plan were reduced from 5,000,000 shares to 3,912,302 shares.

Board and Committee Meetings

The business of the Company is managed under the direction of the board of directors.  The board meets regularly to review Company related activities, transactions, developments, and to act on matters requiring board approval.  The board also holds special meetings and acts by written consent as may be necessary.  The board of directors of the Company held three meetings during 2003.  Each incumbent director attended 100% of the aggregate of the total number of meetings of the board of directors during the period for which he was a director.

The Company’s board of directors has no standing committees.

Audit Committee

The Securities and Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees.  One of the rules adopted by the Securities and Exchange Commission requires a company to disclose whether it has an “audit committee financial expert” serving on its audit committee.  Our board of directors has not yet established an audit committee.  As such, our board has not yet appointed an audit committee financial expert.  At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee.  While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Nominating and Corporate Governance Committee

We have not established a Nominating and Corporate Governance Committee nor have we adopted a charter for the nominating process.  Currently, the entire board performs the functions of a nominating committee, including identifying individuals qualified to become board members, recommending nominees to fill vacancies in the membership of the board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting, making recommendations concerning the size and composition of the board, and conducting succession planning regarding the Chief Executive Officer and other senior officer positions of the Company.  Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the needs of the board at that time.  In addition, the board will consider whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The board has the sole authority to retain, compensate and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates.  No such firm has been retained by the Company in the past.

The board will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration.  The Company has not adopted a formal process because it believes that the informal consideration process has been adequate to date. The board intends to review periodically whether a more formal policy should be adopted.  If a stockholder wishes to suggest a proposed name for board consideration, the name of that nominee and related personal information should be forwarded to the board, in care of the corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the board.

As of December 15, 2004, none of the members of the board of directors satisfied the “independence requirements” of the NASDAQ Stock Market.

Stockholder Communication with Board Members

Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications which are received by the Secretary for the board’s attention, or summaries thereof, will be forwarded to the board has served the board’s and the stockholders’ needs.  In view of recently adopted Securities and Exchange Commission disclosure requirements relating to this issue, the board may consider development of more specific procedures. Until any other procedures are developed and posted on the Company’s corporate website, any communications to the board of directors should be sent to it in care of the Secretary.

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid or to be paid by us or our subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to our Chief Executive Officer and one additional executive officer whose total annual salary and bonus exceeded $100,000 in all capacities in which the person served.

Summary Compensation Table

Long Term Compensation
	Annual Compensation				Awards		Payouts
(a)	(b)	( c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Maisonneuve, André Director, Chairman, President and Chief Executive Officer *	2003 2002 2001	79,500 70,375 45,000	0 0	0 0	0 0	230,578 0	0 0	0 0
Weishaar, Tom Vice President - Business Development**	2003 2002	110,000 25,000	0 0	0 0	0 0	153,383 0	0 0	0 0

*

Became Director, Executive Vice President and Secretary in July 2001.  In addition, Mr. Maisonneuve served as Chairman, President, Chief Executive Officer, and Chief Financial Officer from January 2002 to February 2004.

**

Commenced in October 2002 and left the employ of the Company on November 30, 2004.

The following table sets forth information with respect to those executive officers listed above, concerning the grants of options and Stock Appreciation Rights (“SAR”) during the past fiscal year:

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Maisonneuve, André	1,005,000	26%	$0.33	May 7, 2008
Weishaar, Tom	1,005,000	26%	$0.33	(2)

(1)  All options are exercisable immediately.

(2)  As a result of Mr. Weishaar leaving the employ of the Company on November 30, 2004 his options will expire 120 days after November 30, 2004.

The following table sets forth information with respect to those executive officers listed above, concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exerciseable/Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End ($) (1) Exercisable/Unexercisable
Maisonneuve, André	0	0	1,005,000/0	$623,100/0
Weishaar, Tom	0	0	1,005,000/0	$623,100/0

(1)  Calculated based on $0.95 per share of Common Stock, the closing bid price of our Common Stock on December 31, 2003.

Employment Agreements

The Company has entered into employment agreements with the following named executive officers:

Andre Maisonneuve

In the event that there is a change of control, Andre Maisonneuve may receive 12 months base salary, currently set at C$135,000, which approximates US$110,000.

Compensation of Directors

Currently, directors are not compensated for acting in their capacity as directors.  Directors are reimbursed for their accountable expenses incurred in attending meetings and conducting their duties.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than 10% of our issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, during the year ended December 31, 2003, with the exception of one late Form 4 filed by André Maisonneuve to report the grant of certain options.

Code of Ethics Policy

We have not yet adopted a code of ethics policy because we are a development stage company, in the early stages of operations.  We intend to adopt a code of ethics policy in the future.

Certain Relationships and Related Transactions

Henrik Olsen became an officer of the Company in February 2004.  Henrik Olsen has a beneficial interest in Echo Technologies S.A., which is a contractual developer of the Company for the purpose of paying wages and of holding warrants for personnel in Europe.

Bruce Benn became an officer and a director of the Company in February 2004.  Bruce Benn has a beneficial interest in Capital House Corporation, which provided certain administrative services to the Company during 2002, 2003.

Ronald Benn became an officer and a director of the Company in February 2004.  Ronald Benn has a beneficial interest in Capital House Corporation, which provided certain administrative services to the Company during 2002, 2003.

During the year ended December 31, 2003, there were no related party transactions. During the year ended December 31, 2002, there were no related party transactions.

ANNUAL REPORT

The 2003 Annual Report on Form 10-KSB for the Company’s fiscal year ended December 31, 2003, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

OTHER MATTERS

The board of directors does not intend to bring any other matters before the Meeting nor does the board of directors know of any matters, which other persons intend to bring before the Meeting.  If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

2005 ANNUAL MEETING

If any stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company’s board of directors with respect to the next annual meeting of stockholders, such proposal shall have been presented to the Company’s management by September 1, 2005 (or, if the date of the 2005 Annual Meeting of Stockholders changes by more than 30 days from January 28, the deadline will be a reasonable time before we begin to print and mail the proxy materials for the 2005 meeting), pursuant to Regulation 14a-8 under the Securities Exchange Act of 1934.  Such proposals should be directed to the Company, 30 Metcalfe Street, Suite 620, Ottawa, Ontario, Canada K1P 5L4 Attention: Secretary.

With respect to stockholder proposals not included in the Company’s proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by November 15, 2005 (or, if the date of the 2005 Annual Meeting of Stockholders changes by more than 30 days from January 28) within a ‘reasonable time’ before the Company mails its proxy materials for the 2005 annual meeting.  It is currently expected that the 2005 Annual Meeting of Stockholders will be held on or about June 28, 2005.

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.  YOUR VOTE IS IMPORTANT.  IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

By Order of the Board of Directors

Dated: December 30, 2004

/s/ Dr. André Maisonneuve

President, Chief Executive Officer

and Chairman of the Board of Directors

ANNEX A

AMENDED AND RESTATED INCENTIVE EQUITY PLAN

Validian Corporation

AMENDED AND RESTATED INCENTIVE EQUITY PLAN

December 2004

Validian Corporation

AMENDED AND RESTATED INCENTIVE EQUITY PLAN

TABLE OF CONTENTS

PAGE

ARTICLE 1  PURPOSE

35

ARTICLE 2  DEFINITIONS

35

ARTICLE 3  ADMINISTRATION

37

ARTICLE 4  ELIGIBILITY

38

ARTICLE 5  SHARES SUBJECT TO PLAN

38

ARTICLE 6  GRANT OF AWARDS

39

In General

39

Maximum ISO Grants

39

SAR

39

Maximum Individual Grants

39

Tandem Awards

39

ARTICLE 7  OPTION PRICE; SAR PRICE

39

ARTICLE 8  AWARD PERIOD; VESTING

40

Award Period

40

Vesting

40

ARTICLE 9  TERMINATION OF SERVICE

40

ARTICLE 10  EXERCISE OF INCENTIVE

40

In General

40

Disqualifying Disposition of ISO

41

ARTICLE 11  AMENDMENT OR DISCONTINUANCE

42

ARTICLE 12   TERM

42

ARTICLE 13   CAPITAL ADJUSTMENTS

42

ARTICLE 14   RECAPITALIZATION, MERGER AND CONSOLIDATION

43

ARTICLE 15   LIQUIDATION OR DISSOLUTION

43

ARTICLE 16   SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER CORPORATIONS

44

ARTICLE 17   MISCELLANEOUS PROVISIONS

44

Investment Intent

44

No Right to Continued Employment

44

Indemnification of Board and Committee

44

Effect of the Plan

44

Compliance With Other Laws and Regulations

44

Tax Requirements

45

Assignability

45

Use of Proceeds

46

Validian Corporation

AMENDED AND RESTATED INCENTIVE EQUITY  PLAN

The name of the plan is the INCENTIVE EQUITY PLAN (the “Plan”) of Validian Corporation, a Nevada corporation (the “Company”).  Effective December 15, 2004, Validian’s Board of Directors approved, subject to stockholder approval, this Amended Incentive Equity Plan.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and to retain the services of Employees and Consultants of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, or whether granted singly, or in combination, or in tandem, that will

(a)

increase the interest of such persons in the Company's welfare and success;

(b)

furnish an incentive to such persons to continue their services for the Company; and

(c)

provide a means through which the Company may attract able persons as Employees and Consultants.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

Unless the context requires otherwise, the following terms shall have the meanings indicated:

“Award” means the grant of any Incentive Stock Option, Non-qualified Stock Option, or Stock Appreciation Rignt whether granted singly, in combination or in tandem (each individually referred to herein as an “Incentive”).

“Award Agreement” means a written agreement between a Participant and the Company, which sets out the terms of the grant of an Award.

“Award Period” means the period during which one or more Incentives granted under an Award may be exercised.

“Board” means the board of directors of the Company.

“Change of Control” means any of the following:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property of another entity, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving entity immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors (1) then in office who were directors at the date of this Plan or (2) whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule

13d-3 under the 1934 Act) of an aggregate of twenty percent (20%) of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than fifteen percent (15%) of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional five percent (5%) of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least fifteen percent (15%) of the voting power of the Company's outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor legislation.

“Committee” means the committee appointed or designated by the Board to serve as the Compensation and Stock Option Committee (or a similarly named Committee generally intended to administer and oversee employee compensation plans such as the Plan) of the Board to administer the Plan in accordance with Article 3 of this Plan.

“Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

“Company” means Validian Corporation, a Nevada corporation, and any successor entity.

“Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

“Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

“Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

“Fair Market Value” of a share of Common Stock is the mean of the highest and lowest prices per share on any exchange or stock quotation system that reports daily high and low sales prices, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

“Incentive Stock Option” or “ISO” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

“Non-qualified Stock Option” or “NQSO” means a non-qualified stock option, granted pursuant to this Plan.

 “Option Price” means the price, which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

“Participant” shall mean an Employee or a Consultant of the Company or a Subsidiary to whom an Award is granted under this Plan.

“Plan” means this Validian Corporation INCENTIVE EQUITY PLAN, as amended from time to time.

“Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

“Retirement” means any Termination of Service solely due to retirement upon attainment of age 65, or permitted early retirement as determined by the Committee.

“SAR” means a Stock Appreciation Right or the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

“SAR Price” means the Fair Market Value of each share of Common Stock covered by a Stock Appreciation Right (SAR), determined on the Date of Grant of the SAR.

“Stock Option” means a Non-qualified Stock Option or an Incentive Stock Option.

“Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

“Termination of Service” occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or a Consultant of the Company and its Subsidiaries, for any reason.

“Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by a committee appointed by the Board (the “Committee”).  The Committee shall consist of not fewer than two persons unless during any period of time there is only one director of the Company. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board.  Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

At such time as the Company has two or more Non-employee Directors, membership on the Committee shall be limited to those members of the Board who are Non-employee Directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and who are “outside directors” under Section 162(m) of the Code.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer) or Consultant whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Consultant of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee's determinations under the Plan (including without limitation determinations of which Employees or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Consultants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

Subject to adjustment as provided in Articles 13 and 14, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) three million nine hundred and twelve thousand, three hundred and two (3,912,302) shares; plus (b) shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expired unexercised; plus (c) without duplication for shares counted under the immediately preceding clause, a number of shares of Common Stock equal to the number of shares repurchased by the Company in the open market or otherwise and having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the sale of shares of Common Stock under the Plan; plus (d) any shares of Common Stock surrendered to the Company in payment of the exercise price of options issued under the Plan.

Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

ARTICLE 6

GRANT OF AWARDS

6.1

In General.  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within five (5) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan

6.2

Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $200,000.  To the extent any Stock Option granted under this Plan, which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option shall be a Non-qualified Stock Option.

6.3

SAR.  An SAR shall entitle the Participant at his election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered.  In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

6.4

Maximum Individual Grants.  No participant may receive during any calendar year of the Company Awards covering an aggregate of more than one million five hundred thousand (1,500,000) shares of Common Stock.

6.5

Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

ARTICLE 7

OPTION PRICE; SAR PRICE

The Option Price for a Non-qualified Stock Option shall be such price as determined by the Committee; provided, however, such Option Price shall not be less than the par value per share of the Common Stock.  The Option Price for an Incentive Stock Option and the SAR Price for any share of Common Stock subject to an SAR shall be at least one hundred percent (100%) of the Fair Market Value of the share on the Date of Grant.  If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

ARTICLE 8

AWARD PERIOD; VESTING

8.1

Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of five (5) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

8.2

Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised.

ARTICLE 9

TERMINATION OF SERVICE

In the event of Termination of Service of a Participant, an Incentive may only be exercised as determined by the Committee and provided in the Award Agreement.

ARTICLE 10

EXERCISE OF INCENTIVE

10.1

In General.  A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in Article 9.  A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock.  The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

(a)

Stock Options.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows:  (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair

(b)

Market Value on the Exercise Date and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

(c)

SARs.  Subject to the conditions of this Section 10.1(b) and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered.  In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

10.2

Disqualifying Disposition of ISO.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 11

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 11, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Section, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 11 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 12

TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on January 1, 2011, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 13

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

 (i)

An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(ii)

Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

(iii)

Appropriate adjustments shall be made in the number of SARs and the SAR Price thereof then subject to exercise pursuant to each such SAR previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to (i) the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, or (ii) the number of or SAR Price or SARs then subject to outstanding SARs granted under the Plan.

Upon the occurrence of each event requiring an adjustment with respect to any  Incentive, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 14

RECAPITALIZATION, MERGER AND CONSOLIDATION

The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any reorganization, merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.  Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase  during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Incentives.

In the event of any reorganization, merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

ARTICLE 15

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 16

INCENTIVES IN SUBSTITUTION

FOR INCENTIVES GRANTED BY OTHER CORPORATIONS

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become management Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 17

MISCELLANEOUS PROVISIONS

17.1

Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

17.2

No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

17.3

Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

17.4

Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

17.5

Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

17.6

Tax Requirements.  The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments.  The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock.  Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option or SAR pursuant to Section 17.7, the Participant who assigns the Non-qualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder.  Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock.  Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant that the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

17.7

Assignability.  Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 17.7 that is not required for compliance with Section 422 of the Code.  The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Non-qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Non-qualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.  Following transfer, any such Non-qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 10, 11, 13, 15 and 17 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option or SAR that has been transferred by a Participant under this Section 17.7.

17.8

Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

A copy of this Plan shall be kept on file in the office of the Company at 30 Metcalfe St, Suite 620, Ottawa, Ontario, Canada or any successor location of the Company’s principal executive offices.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized representative pursuant to prior action taken by the Board.

Validian Corporation

By:

______________________________

Name: André Maisonneuve

Title: President and CEO

ANNEX B

2004 INCENTIVE EQUITY PLAN

Validian Corporation

2004 INCENTIVE EQUITY PLAN

December 2004

Validian Corporation

2004 INCENTIVE EQUITY PLAN

TABLE OF CONTENTS

PAGE

ARTICLE 1  PURPOSE

50

ARTICLE 2  DEFINITIONS

50

ARTICLE 3  ADMINISTRATION

53

ARTICLE 4  ELIGIBILITY

54

ARTICLE 5  SHARES SUBJECT TO PLAN

54

ARTICLE 6  GRANT OF AWARDS

55

In General

55

Maximum ISO Grants

55

Maximum Individual Grants

57

Tandem Awards

57

ARTICLE 7  OPTION PRICE

57

ARTICLE 8  AWARD PERIOD; VESTING

58

Award Period

58

Vesting

58

ARTICLE 9  TERMINATION OF SERVICE

58

ARTICLE 10  EXERCISE OF INCENTIVE

58

In General

58

Disqualifying Disposition of ISO

60

ARTICLE 11  AMENDMENT OR DISCONTINUANCE

60

ARTICLE 12  TERM

60

ARTICLE 13  CAPITAL ADJUSTMENTS

61

ARTICLE 14  RECAPITALIZATION, MERGER AND CONSOLIDATION

61

ARTICLE 15  LIQUIDATION OR DISSOLUTION

62

ARTICLE 16  INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY

OTHER CORPORATIONS

63

ARTICLE 17  MISCELLANEOUS PROVISIONS

63

Investment Intent

63

No Right to Continued Employment

63

Indemnification of Board and Committee

63

Effect of the Plan

63

Compliance With Other Laws and Regulations

63

Tax Requirements

64

Assignability

64

Use of Proceeds

64

Validian Corporation

2004 INCENTIVE EQUITY  PLAN

The name of the plan is the 2004 INCENTIVE EQUITY PLAN (the “Plan”) of Validian Corporation, a Nevada corporation (the “Company”).  On December 15, 2004, Validian’s Board of Directors approved, subject to stockholder approval, this 2004 Incentive Equity Plan.  This 2004 Incentive Equity Plan shall only be effective when approved by the Company’s stockholders.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and to retain the services of Employees, Consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, restricted stock, or whether granted singly, or in combination, or in tandem, that will

(a)

increase the interest of such persons in the Company's welfare and success;

(b)

furnish an incentive to such persons to continue their services for the Company; and

(c)

provide a means through which the Company may attract able persons as Employees, Consultants and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.  No incentive stock options shall be issued to Consultants or Outside Directors of the Company.

ARTICLE 2

DEFINITIONS

Unless the context requires otherwise, the following terms shall have the meanings indicated:

“Award” means the grant of any Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, or Performance Award whether granted singly, in combination or in tandem (each individually referred to herein as an “Incentive” or as “Award”).

“Award Agreement” means a written agreement between a Participant and the Company, which sets out the terms of the grant of an Award.

“Award Period” means the period during which one or more Incentives granted under an Award may be exercised.

“Board” means the board of directors of the Company.

“Change of Control” means any of the following:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property of another entity, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving entity immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors (1) then in office who were directors at the date of this Plan or (2) whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of twenty percent (20%) of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than fifteen percent (15%) of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional five percent (5%) of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least fifteen percent (15%) of the voting power of the Company's outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor legislation.

“Committee” means the committee appointed or designated by the Board to serve as the Compensation and Stock Option Committee (or a similarly named Committee generally intended to administer and oversee employee compensation plans such as the Plan) of the Board to administer the Plan in accordance with Article 3 of this Plan.

“Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

“Company” means Validian Corporation, a Nevada corporation, and any successor entity.

“Consultant” means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.  A Consultant shall not be eligible to receive Incentive Stock Options.

“Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

“Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

“Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

“Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

 “Incentive Stock Option” or “ISO” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.  Incentive Stock Options shall only be granted to Employees.  Consultants and Outside Directors are not eligible to receive Incentive Stock Options.

“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Board may utilize one or more Independent Third Parties.

“Non-qualified Stock Option” or “NQSO” means a non-qualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

 “Option Price” means the price, which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

“Outside Director” means a director of the Company who is not an Employee.  Outside Directors are not eligible to receive Incentive Stock Options.

“Participant” shall mean an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

“Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.3 hereof.

“Performance Goal” means any of the goals set forth in Section 6.5 hereof.

“Plan” means this Validian Corporation 2004 INCENTIVE EQUITY PLAN, as amended from time to time.

“Reload Stock Option” means a Non-qualified Stock Option or an Incentive Stock Option granted pursuant to Section 10.3(c) hereof.

“Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

“Restricted Stock”  means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.3 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

“Retirement” means any Termination of Service solely due to retirement upon attainment of age 65, or permitted early retirement as determined by the Committee.

“Stock Option” means a Non-qualified Stock Option or an Incentive Stock Option.

“Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

“Termination of Service” occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company or its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.

“Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Board or such committee appointed by the Board (the “Committee”).  The Committee shall consist of not fewer than two persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board.  Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any reference in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and who are “outside directors” under Section 162(m) of the Code.  The Committee shall select one of its members to act as its Chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).  Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish Performance Goals for an Award and certify the extent of their achievement, and (iv) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee's determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Consultants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1

Number Available for Awards.  Subject to adjustment as provided in Articles 13 and 14, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 3,087,698 shares.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan that are Incentive Stock Option grants is two million (2,000,000) shares.

5.2

Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.

ARTICLE 6

GRANT OF AWARDS

6.1

In General.  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within five (5) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval and shall not be effective until the Plan is approved by the stockholders.  Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

6.2

Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan, which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any portion thereof) shall be a Non-qualified Stock Option.  To the extent any Stock Option granted under this Plan exceeds the limit in this Section, the options which shall qualify as Incentive Stock Options shall be determined by taking the options into account in the order in which they were granted until such maximum limit is reached and any option or portion of an option that becomes exercisable in that year that was granted after such limit was reached shall not be treated as an Incentive Stock Option, but shall be treated as a Non-qualified Stock Option.

6.3

Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, in whole or in part, or the schedule which determines when the Participant earns a vested interest in the shares of Common Stock subject to the Restricted Stock Award (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan.  The provisions of Restricted Stock need not be the same with respect to each Participant.

Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock as such shares vest under the terms of the Award.  Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 17.9 of the Plan.

Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)

Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)

Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iii)

The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)

Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.4

Performance Awards.  The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values.  Each Performance Award shall have its own terms and conditions.  If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.  However, the Committee may not, in any event, increase the number of shares of Common Stock earned by any Executive Officer upon satisfaction of any Performance Goal.  Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.5

Maximum Individual Grants.  No participant may receive during any calendar year of the Company Awards covering an aggregate of more than one million five hundred thousand (1,500,000) shares of Common Stock.

6.6

Performance Goals.  Awards of Restricted Stock, Performance Awards and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but  not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company's Common Stock; return on net assets, equity or stockholders' equity; market share; or total return to stockholders ("Performance Criteria").  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report.  However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.7

Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.

ARTICLE 7

OPTION PRICE

The Option Price for a Non-qualified Stock Option shall be such price as determined by the Committee; provided, however, such Option Price shall not be less than the Fair Market Value of such shares as of the Date of Grant.  The Option Price for an Incentive Stock Option shall be at least one hundred percent (100%) of the Fair Market Value of the share on the Date of Grant.  If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

ARTICLE 8

AWARD PERIOD; VESTING

8.1

Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of five (5) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

8.2

Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised.

ARTICLE 9

TERMINATION OF SERVICE

In the event of Termination of Service of a Participant, an Incentive may only be exercised as determined by the Committee and provided in the Award Agreement.

ARTICLE 10

EXERCISE OF INCENTIVE

10.1

In General.  A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in Articles 8 and  9.  A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

10.2

Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock.  The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

10.3

Exercise of Stock Option.

(a) In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows:  (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock and as consideration therefore shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 10.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 17.6 hereof, then, subject to Article 10 hereof, the Committee may authorize the automatic grant to a Participant so exercising a Nonqualified Stock Option, a replacement Nonqualified Stock Option, and to a Participant so exercising an Incentive Stock Option, a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised.  The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised.  A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six (6) months from its Date of Grant.  It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

(d) Issuance of Certificate.  Except as otherwise provided in Section 6.3 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement) upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(e) Failure to Pay.  If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

10.4

Disqualifying Disposition of ISO.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 11

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 11, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Section 162(m), 421 and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 11 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 12

TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on January 1, 2011, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 13

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(i)

An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(ii)

Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

Upon the occurrence of each event requiring an adjustment with respect to any  Incentive, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 14

RECAPITALIZATION, MERGER AND CONSOLIDATION

The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any reorganization, merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.  Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Incentives.

In the event of any reorganization, merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)

giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board's discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)

in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the "Spread"), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Article 14.

ARTICLE 15

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 16

INCENTIVES IN SUBSTITUTION

FOR INCENTIVES GRANTED BY OTHER CORPORATIONS

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become management Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 17

MISCELLANEOUS PROVISIONS

17.1

Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

17.2

No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

17.3

Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

17.4

Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

17.5

Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

17.6

Tax Requirements.  The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments.  The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock.  Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option pursuant to Section 17.7, the Participant who assigns the Non-qualified Stock Option shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder.  Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock.  Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant that the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

17.7

Assignability.  Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 17.7 that is not required for compliance with Section 422 of the Code.  The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Non-qualified Stock Option is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Non-qualified Stock Options shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.  Following transfer, any such Non-qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 10, 11, 13, 15 and 17 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option of any expiration, termination, lapse or acceleration of such Option.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option that has been transferred by a Participant under this Section 17.7.

17.8

Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

A copy of this Plan shall be kept on file in the office of the Company at 30 Metcalfe St, Suite 620, Ottawa, Ontario, Canada or any successor location of the Company’s principal executive offices.

17.9

Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

"Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

On the reverse:

"The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Validian Corporation 2004 Incentive Equity Plan, a copy of which is on file at the principal office of the Company in Atlanta, Georgia.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

"Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

A copy of this Plan shall be kept on file in the principal office of the Company in Atlanta, Georgia.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized representative pursuant to prior action taken by the Board.

Validian Corporation

By:

______________________________

Name: André Maisonneuve

Title: President and CEO

ANNEX C

Please date, sign and mail your

proxy card back as soon as possible!

Annual Meeting of Stockholders

VALIDIAN CORPORATION

January 28, 2005

9Please Detach and Mail in the Envelope Provided9

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[X]

Please mark your votes as in this example.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.

FOR THE ELECTION OF

WITHHOLD

Dr. André Maisonneuve

AUTHORITY

AS DIRECTOR TO TERM

EXPIRING 2005

(except as marked to the

contrary below)

  [__]

   [__]

FOR THE ELECTION OF

WITHHOLD

Ronald I. Benn

AUTHORITY

AS DIRECTOR TO TERM

EXPIRING 2005

(except as marked to the

contrary below)

  [__]

   [__]

FOR THE ELECTION OF

WITHHOLD

Bruce I. Benn

AUTHORITY

AS DIRECTOR TO TERM

EXPIRING 2005

(except as marked to the

contrary below)

  [__]

   [__]

2.

FOR  AGAINST ABSTAIN

Approval of the Company’s Amended

and Restated Incentive Equity Plan.

[_]     [_]      [_]

3.

FOR  AGAINST ABSTAIN

Approval of the Company’s 2004

Incentive Equity Plan.

[_]     [_]     [_]

4.

FOR  AGAINST ABSTAIN

Amend the Company’s Restated

[_]     [_]      [_]

Articles of Incorporation to increase

the number of shares of common stock

authorized for issuance and to increase

the number of shares of preferred

stock authorized for issuance.

5.

FOR  AGAINST ABSTAIN

Approval of appointment of KPMG LLP

[_]     [_]      [_]

as independent certified public

accountants for the year ending

December 31, 2004.

In their discretion, the proxies are authorized to vote upon matters not known to the board of directors as of the date of the accompanying proxy statement, matters incident to the conduct of the meeting and to vote for any nominee of the board whose nomination results from the inability of any of the above named nominees to serve.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR EACH OF THE NOMINEES SPECIFIED ABOVE AND FOR PROPOSALS 2 THROUGH 5 ABOVE.

Signature _____________________________________ Signature if held jointly____________________________________ Dated:____________________, 2005

NOTE: Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign partnership name by authorized person.

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VALIDIAN CORPORATION

PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING

January 28, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the notice of annual meeting, proxy statement, and annual report for the year ended December 31, 2003, hereby appoints Dr. André Maisonneuve and Bruce I. Benn, and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Validian Corporation at the annual meeting of stockholders of Validian Corporation to be held on January 28, 2005, and at any adjournments or postponements thereof.

68